Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark R. Templeton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Artisan Components, Inc. on Form 10-Q for the quarterly period ended December 31, 2002 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Artisan Components, Inc.

By:	/s/ Mark R. Templeton
Mark R. Templeton President, Chief Executive Officer and Director (Principal Executive Officer)

I, Joy E. Leo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Artisan Components, Inc. on Form 10-Q for the quarterly period ended December 31, 2002 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Artisan Components, Inc.

By:	/s/ Joy E. Leo
Joy E. Leo Vice President, Finance and Administration, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)